                                                               EXHIBIT (d)(4)(i)

                                   SCHEDULE A

                                     TO THE

                     RESTATED EXPENSE LIMITATION AGREEMENT

                              ING SERIES FUND, INC.

                            OPERATING EXPENSE LIMITS

                                                                     MAXIMUM OPERATING EXPENSE LIMIT
             NAME OF FUND                                        (AS A PERCENTAGE OF AVERAGE NET ASSETS)
             ------------                                        ---------------------------------------
Brokerage Cash Reserves                                                               0.95
Initial Term Expires March 31, 2004
                                                      CLASS A      CLASS B     CLASS C      CLASS I     CLASS O     CLASS R
                                                      -------      -------     -------      -------     -------     -------
ING Bond Fund                                          1.00%        1.75%       1.75%        0.75%       1.00%        N/A
Initial Term Expires March 31, 2004

ING Classic Principal Protection Fund I                1.50%        2.25%        N/A          N/A         N/A         N/A
Initial Term Expires May 31, 2004

ING Classic Principal Protection Fund II               1.50%        2.25%        N/A          N/A         N/A         N/A
Initial Term Expires May 31, 2004

ING Classic Principal Protection Fund III              1.50%        2.25%        N/A          N/A         N/A         N/A
Initial Term Expires May 31, 2004

ING Classic Principal Protection Fund IV               1.50%        2.25%        N/A          N/A         N/A         N/A
Initial Term Expires May 31, 2004

ING Government Fund                                    0.95%        1.70%       1.70%        0.70%       0.95%        N/A
Initial Term Expires March 31, 2004

ING Index Plus LargeCap Fund                           0.95%        1.70%       1.45%        0.70%       0.95%       0.94%
Initial Term Expires May 31, 2004

ING Index Plus MidCap Fund                             1.00%        1.75%       1.50%        0.75%       1.00%       1.00%
Initial Term Expires May 31, 2004

ING Index Plus Protection Fund                         1.50%        2.25%        N/A          N/A         N/A         N/A
Initial Term Expires May 31, 2004

                                                                     MAXIMUM OPERATING EXPENSE LIMIT
             NAME OF FUND                                        (AS A PERCENTAGE OF AVERAGE NET ASSETS)
             ------------                                        ---------------------------------------
                                                      CLASS A      CLASS B     CLASS C      CLASS I     CLASS O     CLASS R
                                                      -------      -------     -------      -------     -------     -------
ING Index Plus SmallCap Fund                           1.00%        1.75%       1.50%       0.75%        1.00%       1.00%
Initial Term Expires May 31, 2004

ING International Growth Fund                          1.60%        2.35%       2.35%       1.35%        1.60%        N/A
Initial Term Expires October 31, 2003

ING Small Company Fund                                 1.50%        2.25%       2.25%       1.25%        1.50%        N/A
Initial Term Expires May 31, 2004

ING Strategic Allocation Balanced Fund                 1.20%        1.95%       1.95%       0.95%        1.20%        N/A
Initial Term Expires May 31, 2004

ING Strategic Allocation Growth Fund                   1.25%        2.00%       2.00%       1.00%        1.25%        N/A
Initial Term Expires May 31, 2004

ING Strategic Allocation Income Fund                   1.15%        1.90%       1.90%       0.90%        1.15%        N/A
Initial Term Expires May 31, 2004

ING Technology Fund                                    1.75%        2.50%       2.50%       1.50%        1.75%        N/A
Initial Term Expires May 31, 2004

ING Value Opportunity Fund                             1.35%        2.10%       2.10%       1.10%        1.35%        N/A
Initial Term Expires May, 2004

                                        5